UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020 (August 17, 2020)

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
5.250% Senior Notes due 2026	GM/26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 20, 2020, General Motors Financial Company, Inc. (the “Company”) closed the public offering of $1,250,000,000 aggregate principal amount of its 1.700% senior notes due 2023 (the “2023 Notes”), $900,000,000 aggregate principal amount of its 2.700% senior notes due 2027 (the “2027 Notes”) and $350,000,000 aggregate principal amount of its 3.600% senior notes due 2030 (the “2030 Notes” and, together with the 2023 Notes and the 2027 Notes, the “Notes”) pursuant to an underwriting agreement, dated August 17, 2020 (the “Underwriting Agreement”), by and among the Company and Barclays Capital Inc., BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Scotia Capital (USA) Inc., SG Americas Securities, LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Notes were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-235468) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2019 and became automatically effective. A prospectus supplement, dated August 17, 2020, relating to the Notes and supplementing the prospectus dated December 12, 2019, was filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Company estimates that the net proceeds of the offering of the Notes were approximately $2.50 billion, after deducting the Underwriters’ discounts and the estimated expenses of the offering. The net proceeds from the offering of the Notes will be added to the Company’s general funds and will be available for general corporate purposes.

The 2023 Notes and the 2027 Notes were issued as separate series of debt securities pursuant to an indenture, dated October 13, 2015 (as amended or supplemented to the date hereof, the “Base Indenture” and, together with the applicable supplemental indenture as described below, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the thirty-ninth supplemental indenture thereto, dated August 20, 2020, between the Company and the Trustee (the “Thirty-Ninth Supplemental Indenture”) governing the 2023 Notes and the 2027 Notes. The 2030 Notes constituted a further issuance of the Company’s 3.600% senior notes due 2030, of which $750,000,000 aggregate principal amount was issued on June 22, 2020 (the “Existing 2030 Notes”), under the thirty-eighth supplemental indenture to the Base Indenture, dated June 22, 2020, between the Company and the Trustee (the “Thirty-Eighth Supplemental Indenture”). The 2030 Notes have the same CUSIP number and will trade interchangeably with the Existing 2030 Notes. The offering price of the 2030 Notes included accrued interest from, and including, June 22, 2020 to, but excluding, the issue date of the 2030 Notes, which was paid by the purchasers of the 2030 Notes. After giving effect to the issuance of the 2030 Notes, the Company now has $1,100,000,000 aggregate principal amount of 3.600% senior notes due 2030 outstanding.

The Notes are the Company’s unsecured senior obligations. The Notes will rank senior in right of payment to all of the Company’s existing and future indebtedness and other obligations that are expressly subordinated in right of payment to the Notes; pari passu in right of payment with all of the Company’s existing and future indebtedness that is not so subordinated, including, without limitation, the Company’s other senior notes; effectively junior to any of the Company’s secured indebtedness and other secured obligations to the extent of the assets securing such indebtedness or other secured obligations; and effectively junior to any liabilities of the Company’s subsidiaries.

The 2023 Notes will bear interest at a rate of 1.700% per annum, payable semi-annually in arrears on February 18 and August 18 of each year, commencing on February 18, 2021. Unless earlier redeemed, the 2023 Notes will mature on August 18, 2023.

The 2027 Notes will bear interest at a rate of 2.700% per annum, payable semi-annually in arrears on February 20 and August 20 of each year, commencing on February 20, 2021. Unless earlier redeemed, the 2027 Notes will mature on August 20, 2027.

Interest will accrue on the 2023 Notes and the 2027 Notes from August 20, 2020.

The 2030 Notes will bear interest at a rate of 3.600% per annum, payable semi-annually in arrears on June 21 and December 21 of each year, commencing on December 21, 2020. Unless earlier redeemed, the 2030 Notes will mature on June 21, 2030. Interest will accrue on the 2030 Notes from June 22, 2020.

Prior to maturity, in the case of the 2023 Notes, June 20, 2027 (the date that is two months prior to the stated maturity date for the 2027 Notes), in the case of the 2027 Notes, or March 21, 2030 (the date that is three months prior to the stated maturity date for the 2030 Notes) (each of June 20, 2027 and March 21, 2030, a “Par Call Date”), in the case of the 2030 Notes, the Company may redeem the 2023 Notes, the 2027 Notes and the 2030 Notes, in whole or in part from time to time, at a redemption price equal to the greater of the following amounts, plus accrued and unpaid interest thereon to, but excluding, the date of redemption: (i) 100% of the principal amount of the Notes being redeemed; and (ii) as determined by the quotation agent for the applicable series of Notes, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (exclusive of interest accrued and unpaid as of the date of redemption), discounted to the date of redemption on a semi-annual basis at the applicable U.S. treasury rate plus 25 basis points, in the case of the 2023 Notes, 35 basis points, in the case of the 2027 Notes, or 45 basis points, in the case of the 2030 Notes.

On or after the applicable Par Call Date, the Company may redeem the 2027 Notes or the 2030 Notes, in whole or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

The Indenture contains covenants, among others, that limit the Company’s ability to sell all or substantially all of its or its subsidiaries’ assets or merge or consolidate with or into other companies, and that prohibit the Company and certain of its subsidiaries from granting liens to other creditors, unless the Notes are secured on an equal and ratable basis with the obligations so secured.

The Indenture provides for customary events of default, including nonpayment, failure to comply with covenants or other agreements in the Indenture and certain events of bankruptcy or insolvency. If an event of default occurs and continues with respect to a series of Notes, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes of such series may declare the entire principal amount of all the Notes of such series to be due and payable immediately (except that if such event of default is caused by certain events of bankruptcy or insolvency, the entire principal of the Notes will become due and payable immediately without further action or notice).

The foregoing descriptions are brief summaries of the Underwriting Agreement, the Indenture and the Notes, and do not purport to be complete statements of the parties’ rights and obligations thereunder. The foregoing descriptions are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Thirty-Eighth Supplemental Indenture, the Thirty-Ninth Supplemental Indenture and the forms of the Notes, copies of which are attached as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The legal opinion of Latham & Watkins LLP related to the offering of the Notes pursuant to the Registration Statement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 17, 2020, by and among General Motors Financial Company, Inc. and Barclays Capital Inc., BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Scotia Capital (USA) Inc., SG Americas Securities, LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $1,250,000,000 aggregate principal amount of General Motors Financial Company, Inc.’s 1.700% Senior Notes due 2023, $900,000,000 aggregate principal amount of General Motors Financial Company, Inc.’s 2.700% Senior Notes due 2027 and $350,000,000 aggregate principal amount of General Motors Financial Company, Inc.’s 3.600% Senior Notes due 2030.

4.1	Base Indenture, dated October 13, 2015, between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated October 13, 2015, and incorporated by reference herein.

4.2	Thirty-Eighth Supplemental Indenture, dated June 22, 2020, between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, with respect to General Motors Financial Company, Inc.’s 2.750% Senior Notes due 2025 and 3.600% Senior Notes due 2030, filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, dated June 22, 2020, and incorporated by reference herein.

4.3	Thirty-Ninth Supplemental Indenture, dated August 20, 2020, between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, with respect to General Motors Financial Company, Inc.’s 1.700% Senior Notes due 2023 and 2.700% Senior Notes due 2027.

4.4	Form of Global Note for General Motors Financial Company, Inc.’s 1.700% Senior Notes due 2023 (included in Exhibit 4.3).

4.5	Form of Global Note for General Motors Financial Company, Inc.’s 2.700% Senior Notes due 2027 (included in Exhibit 4.3).

4.6	Form of Global Note for General Motors Financial Company, Inc.’s 3.600% Senior Notes due 2030 (included in Exhibit 4.2).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: August 20, 2020	By:	/s/ Susan B. Sheffield
Susan B. Sheffield

Executive Vice President and Chief Financial Officer